DMLP

Dorchester Minerals, L.P.

Investor Presentation

May 13, 2026

Forward-Looking Statements

DMLP
Dorchester Minerals, L.P.

Portions of this presentation may constitute, and our officers and representatives from time to time may make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate", "intend", "plan", "goal", "seek", "believe", "project", "estimate", "expect", "strategy", "future", "likely", "may", "should", "will," "continue" or similar words, and the absence of such words does not mean that the statements are not forward-looking. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on (and these statements may discuss) our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections of results of operations or of financial condition, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Therefore, you should not rely on any of these forward-looking statements. Examples of such uncertainties and risks include, but are not limited to, changes in the price or demand for oil and natural gas, changes in the operations on or development of the Partnership's properties, changes in economic and industry conditions (including inflation) and changes in regulatory requirements (including changes in environmental requirements and economic sanctions) and the Partnership's consolidated financial position, business strategy and other plans and objectives for future operations. These and other factors are set forth in the Partnership's filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update or revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or circumstances, or otherwise.



DMLP
Dorchester Minerals, L.P.

OUTLINE

Investment Highlights

DMLP
Dorchester Minerals, L.P.

Assets	Structure	Management
Long-life Resource Base	Formulaic Distribution	Sustainable Cost Structure
Exposure to Multiple Basins	Unlevered and Unhedged	Alignment with Unitholders
History of Reserve Replacement	Depletion Deduction	Assertive Revenue Recovery
Asset Base Includes Undeveloped, Perpetual Minerals	Fixed LP/GP Split	Pursuing Accretive Acquisitions
Optionality with Unleased Mineral Position	Single Class of LP units	Pragmatic Approach to Minerals Management
	Non-Taxable Exchanges	
	No UBTI, No Double Taxation	
High-Quality Resources with Demonstrated History of Organic Growth	**Efficient and Transparent Return of Cash Flow to our Partners**	**Active Portfolio Management to Enhance Value from Partnership's Assets**

Observations & Trends

DMLP
Dorchester Minerals, L.P.

Oil and Gas Industry	• Consolidation has been driven by improving capital efficiency and expanding resource inventory • Operators remain focused on returning capital to investors, not growing production • Inventory of premium drilling locations is finite → organic reserve replacement is a challenge • Recent upside volatility in oil prices has not changed long-term development plans • Optimism on natural gas demand persists → power generation, AI and LNG
Minerals & Royalties	• Consolidation within the public mineral and royalty peer group has continued • Mineral ownership is still highly fragmented → opportunity for aggregation • Aggregators are becoming long-term holders → continuation vehicles have become common • Competitive environment for acquisitions → private equity, family offices and operators
Dorchester Minerals	• Development on legacy and acquired properties has offset natural declines • Acquisition strategy is critical for long-term reserve replacement • Unhedged position will give unitholders direct exposure to the recent increases in oil price • Permian gas take-away remains constrained → Much of our gas production sells at a discount • Time lag between drilling, payment of royalties and distributions has been significant

DMLP

Dorchester Minerals, L.P.

Mineral Portfolio Overview



Bakken/Three Forks (ND)

10,200 nma

- Core area with remaining development potential
- Significant unleased mineral position
- Significant contributor to NPI revenue

Permian (TX & NM)

96,500 nma

- Midland Basin – Large acreage spread across basin with mix of high net interests, blocks of contiguous acreage and unleased minerals
- Delaware Basin – Ongoing development of prolific units and large net acreage position in highly prospective areas
- Other Permian – Exposure to long-life, low decline EOR and conventional CBP units

Mature or Undeveloped Areas	
Non-Bakken Rockies	173,000 nma
Non-Permian Texas	77,000 nma
Southeast	46,000 nma
Mid-Continent	38,000 nma
Appalachia	25,000 nma
Other	7,000 nma

Note: Net Mineral Acre (NMA) counts are limited to mineral interests and exclude ORRIs and NPRIs.

Mineral and Royalty Peer Comparison

Total Shareholder Returns (Jan 2021 – Mar 2026)


Index
700%
600%
500%
400%
300%
200%
100%
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
12/31/2025
DMLP
BSM
VNOM
KRP
XOP
WTI Spot Price

Note: Comparison of DMLP total shareholder return to mineral and royalty pure play peers, the SPDR S&P Oil and Gas Exploration and Production ETF (XOP), and West Texas Intermediate (WTI) oil spot price returns. Returns calculated assuming distributions/dividends reinvested on payment date.

2025 Calendar Year Distributions

Cumulative LP Distributions[1]

$1.59 Billion

2025 LP Distributions

$2.78 /unit

Annualized Cash Distribution Yield[2]

7.3%

LP Distribution History ($/unit)[3]


$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025
Royalties
NPI
Other Revenue

Revenue by Product


83%
11%
6%
Oil
Gas
NGL

Revenue by Source


84%
12%
4%
Royalties
NPI
Other

Realized Commodity Prices[4]


Gas Price ($/mcf)
Oil Price ($/bbl)
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$100
$80
$60
$40
$20
$0
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025
Gas Price
Oil Price

Note: (1) From inception through Q1 2026. (2) Based on LP Distribution for the quarter ended Q1 2026 and the unit closing price on May 8, 2026. (3) The Royalties distribution $/unit represents royalty revenue receipts, net of ad valorem taxes and general and administrative expenses attributable to the royalty properties. (4) Oil and Gas prices represent realized prices from royalty properties. Oil prices include NGLs. NGLs include all plant products.

Minerals NPI

Trailing 12 Months NPI Payments
$23.3 Million

Trailing 12 Months NPI Payments
$0.48 /unit

Outstanding Capital Commitments
$11.7 Million



Net Operating Income by Interest Type (Cash Basis by Calendar Year)
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
2021
2022
2023
2024
2025
56%
44%
69%
31%
83%
17%
64%
36%
51%
49%
Participation
Non-Consent



Net Revenue by Basin
3%
22%
75%
Bakken
Permian
Other

	Trailing 12 Months	Trailing 3 Months
Revenue	$59.9 MM	$27.5 MM
Expense (LOE, Taxes, etc)	($20.3 MM)	($6.4 MM)
Net Operating Income	$39.6 MM	$21.1 MM
NPI Payment to DMLP	$23.3 MM	$13.1 MM
Operating Margin	66%	77%



Net Revenue by Product
7%
6%
87%
Oil
Gas
NGL

Note: NPI Payment amounts represent DMLP's 96.97% share of NPI cash basis activity for the Trailing 12 Months ended March 31, 2026. Outstanding Capital Commitments are as of March 31, 2026. Table reflects cash basis activity for the Trailing 12 and 3 Months ended March 31, 2026, respectively. Charts reflect cash basis activity for the Trailing 12 Months ended March 31, 2026, unless otherwise noted.

Total Production

DMLP
Dorchester Minerals, L.P.

2021 – 2025 Oil Production
+48%

2021 – 2025 Gas Production
+42%

2021 – 2025 NGL Production
+182%

Total Production by Product



100,000
10,000
1,000
100
2021
2022
2023
2024
2025
2026
Gas Rate (Mcfd)
Oil Rate (Bopd)
NGL Rate (Boed)

Total 2025 Production by Operator



19%
9%
9%
7%
5%
51%
Exxon Mobil
Diamondback
Chevron
ConocoPhillips
Apache
Other

Total Production by Basin (Boed)



12,000
10,000
8,000
6,000
4,000
2,000
0
2021
2022
2023
2024
2025
2026
Midland
Delaware
Legacy Permian
Bakken
Rockies
S. Texas
Mid-Continent
Other

Note: Production charts are limited to "in pay" volumes. Volumes attributable to the NPI are included regardless of surplus/deficit status and are burdened by lease operating costs and capital expenses. NGL production calculated as Oil equivalent at 0.40:1 ratio throughout presentation.

2025 Reserves

DMLP
Dorchester Minerals, L.P.

2025 PDP Reserve Revisions (MMBoe)



18
16
14
12
10
8
6
4
2
0
15.6 MMBoe
0.7
1.9
2025 Acquisitions
2025 Revisions
17.0 MMBoe
13.0 MMBoe
13.0 MMBoe
2025 Pro Forma
2025 Production 4.0 MMBoe
Replaced 65% of 2025 Production
12/31/2024 Reserves
12/31/2025 Pro-Forma
12/31/2025 Reserves

Historical PDP Reserves (MMBoe)



20
15
10
5
0
1/31/2003
2005
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025
Pro-Forma Base
Revisions & Acquisitions

Royalty-NPI Split



14%
86%
Royalty
NPI

Reserve Reconciliation by Product

	Oil (MMBoe)	Gas (Bcf)
Year-End 2024	11.1	35.6
2025 Production	(2.6)	(8.2)
Acquisitions	0.5	1.3
Revisions	0.5	7.9
Year-End 2025	9.5	36.6
YOY Change	-14%	3%

Reserves by Basin



39%
14%
19%
7%
5%
2%
5%
3%
7%
3%
Midland
Delaware
Legacy Permian
Bakken
Fayetteville
South TX
Mid-Con
Barnett
Rockies
Other

Note: Gas-Oil equivalency of 6:1 is used throughout this presentation. Oil reserves include NGLs as reported in 2025 10-K. Acquisition reserves presented at closing dates. Reserves are comprised of 46% Oil, 15% NGL, & 39% Gas.

Permian Basin

DMLP
Dorchester Minerals, L.P.


Central Basin Platform
Midland Basin
Delaware Basin
ROOSEVELT
HOCKLEY
LUBBOCK
CROSBY
DICKENS
YOAKUM
TERRY
LYNN
GARZA
KENT
LEA
GAINES
DAWSON
BORDEN
SCURRY
FISHER
EDDY
ANDREWS
MARTIN
HOWARD
MITCHELL
NOLAN
LOVING
WINKLER
ECTOR
MIDLAND
GLASSCOCK
STERLING
COKE
CULBERSON
WARD
CRANE
UPTON
REAGAN
IRION
TOM GREEN
REEVES
PECOS
CROCKETT
SCHLEICHER
PRESIDIO
BREWSTER
TERRELL
SUTTON

Midland Basin

DMLP
Dorchester Minerals, L.P.

Net Mineral Acres	2025 Exit Rate	New Well Adds
24,300 (330,700 gross)	3,400 Boed	243

Daily Production (Boed)



5,000
4,000
3,000
2,000
1,000
0
2021
2022
2023
2024
2025
2026
Royalty
NPI

New Well Activity



400
300
200
100
0
2021
2022
2023
2024
2025
Royalty
NPI

2025 Production Mix



10%
36%
54%
Oil
Gas
NGL



DAWSON
BORDEN
MARTIN
HOWARD
MIDLAND
GLASSCOCK
UPTON
REAGAN

Note: Production chart limited to "in pay" volumes from eight counties on map including Dawson, Borden, Martin, Howard, Midland, Glasscock, Upton, and Reagan. Well count includes both DMLP and DMO newly drilled wells put in pay status but excludes acquired producing wells. Wells with ownership consisting of both a royalty interest and a net profits interest are included in both well counts.

Delaware Basin

Net Mineral Acres
11,100
(86,800 gross)

2025 Exit Rate
1,448 Boed

New Well Adds
62



Daily Production (Boed)
2,000
1,500
1,000
500
0
2021
2022
2023
2024
2025
2026
Royalty
NPI



New Well Activity
100
80
60
40
20
0
2021
2022
2023
2024
2025
Royalty
NPI



2025 Production Mix
7%
29%
64%
Oil
Gas
NGL



EDDY
LEA
LOVING
WINKLER
WARD
REEVES
PECOS
JEFF DAVIS

Note: Production chart limited to "in pay" volumes. Acreage count reflects all of Loving and Reeves Counties, and selected tracts in Lea, Culberson, Winkler, and Ward Counties. Net acreage includes multiple interest types. Well count includes both DMLP and DMO newly drilled wells put in pay status but excludes acquired producing wells. Wells with ownership consisting of both a royalty interest and a net profits interest are included in both well counts.

Bakken/Three Forks

DMLP
Dorchester Minerals, L.P.

Net Mineral Acres	2025 Exit Rate	New Well Adds
10,200 (83,300 gross)	1,095 Boed	114

Daily Production (Boed)



2,500
2,000
1,500
1,000
500
0
2020
2021
2022
2023
2024
2025
Royalty
NPI

New Well Activity



200
150
100
50
0
2021
2022
2023
2024
2025
Royalty
NPI

2025 Production Mix



6%
26%
68%
Oil
Gas
NGL



DIVIDE
BURKE
WARD
SHERIDAN
WILLIAMS
MOUNTRAIL
RICHLAND
MCKENZIE
MCLEAN
DUNN
MERCER
WIBAUX
GOLDEN VALLEY
BILLINGS
STARK
GRANT
FALLON
SLOPE
HETTINGER
BOWMAN
ADAMS

Note: Production chart limited to "in pay" volumes from six core counties including Burke, Divide, Dunn, McKenzie, Mountrail, and Williams. Well count includes both DMLP and DMO newly drilled wells in pay status but excludes acquired producing wells. Wells with ownership consisting of both a royalty interest and a net profits interest are included in both well counts. Map represents sections where DMLP owns an interest, not specific tracts.

Q&A

Dorchester Minerals, L.P.

Investor Presentation

May 13, 2026



DMLP
Dorchester Minerals, L.P.

Appendix

Management Ownership

Alignment of GP and LP Interests

- GP has no incentive distribution rights – fixed sharing ratio
- Management's LP interest exceeds its GP interest
- Not incentivized to make dilutive transactions


2025 LP & GP Distributions $137.5 MM
4.0 %
7.5 %
88.5 %
Mgmt GP
$5.5 MM
Mgmt LP
$10.3 MM
Mgmt LP is ~2X Mgmt GP
Other LP
$121.7 MM

Note: Mgmt LP interest includes LP units owned by officers, managers, and their immediate families. Full-year 2025 calculation based on units owned at 12/31/2025. Total distributions include DMOLP's 3.03% retainment in the Net Profits Interest.

Historical Reserve Revisions

DMLP
Dorchester Minerals, L.P.

Reserve Revision History

- Production and divestitures have exceeded initial reserves by 3.5x



Equivalent Reserves (MMBoe)
20
15
10
5
0
(5)
(10)
(15)
(20)
(25)
(30)
(35)
(40)
Initial Reserves
15.7 MMBoe
2003 - 2025
Production &
Divestitures
(54.3 MMBoe)
(38.6 MMBoe)
Total Reserves
15.6 MMBoe
Total Revisions &
Acquisitions
54.2 MMBoe
01/31/2003
Reserves
12/31/2025
Pro-Forma
12/31/2025
Reserves

Royalty Oil Production

DMLP
Dorchester Minerals, L.P.



Projected Oil Decline Rates by Vintage (Boed)
10,000
1,000
100
1/1/2019
1/1/2020
1/1/2021
1/1/2022
1/1/2023
1/1/2024
1/1/2025
1/1/2026
Pre-2026 Wells (26.6%)
Pre-2025 Wells (24.3%)
Pre-2024 Wells (13.6%)
Pre-2023 Wells (13.5%)
Pre-2022 Wells (10.7%)
Pre-2021 Wells (9.0%)
Pre-2020 Wells (8.9%)

Note: Projections represent internal estimates from aggregate volumes and are not to be used for guidance.

Non-Consent/Non-Participation

Each State has unique laws governing the treatment of unleased mineral owners.

Texas

Unleased mineral owner backs in for full working interest after operator recovers 100% of costs.



NRI
100%
50%
0%
0%
50%
100%
150%
200%
250%
300%
% Costs Recovered by Operator
100% WI
100% NRI
to DMOLP

North Dakota

Unleased mineral owner receives 16% royalty and backs in for full working interest after operator recovers 150% of costs.



NRI
100%
50%
0%
0%
50%
100%
150%
200%
250%
300%
% Costs Recovered by Operator
100% WI
84% NRI to
DMOLP
16% NRI
to DMLP

Note: All NRI figures based on 8/8ths interest in hypothetical wells and must be proportionately reduced by DMOs ownership in actual wells

DMLP
Dorchester Minerals, L.P.

Royalty Cash Receipts

Cash Receipts Timeline

- Cash receipts extend over multiple months due to adjustments, suspense releases, etc.
- Prices can change dramatically between production and payment of distribution
- Example of a typical cash receipt cycle:



Oil and Gas Produced
Royalty Payment Received
2nd Quarter Distribution declared
Dist. Paid (Apr-Jun cash)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
1st Qtr
2nd Qtr

LP distribution of all cash attributable to January production may occur as late as August, a 7-month time lag

Net Royalty Acres?

Complex mineral ownership is not well represented by Net Royalty Acres

- Royalty rates and lease status vary by depth
- Royalty rates vary by contract
- Single section example from Upton Co.


Spraberry
Floating NPRI burdening 1/8th Lease
+
Mineral Interest Leased @ 3/16th
Wolfcamp
Floating NPRI burdening 1/4th Lease
+
Floating NPRI burdening 1/5th Lease
Unleased Mineral Interest 8/8th WI APO

DMLP

Dorchester Minerals, L.P.

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